SUPPLEMENT TO THE PROSPECTUS

                               CREDIT SUISSE TRUST
                          INTERNATIONAL FOCUS PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus.

                  Effective July 23, 2003, the Credit Suisse International Equity Team became responsible for the day-to-day management of the portfolio. The team currently consists of Nancy Nierman, Greg Norton-Kidd, Anne S. Budlong and Harry M. Jaffe. The portfolio's sub-investment advisers have not changed. Effective July 23, 2003, Vincent J. McBride and Todd D. Jacobson were no longer Co-Portfolio Managers of the portfolio. Effective immediately, Todor Petrov will no longer be a member of the team.

Dated: August 8, 2003                                           TRINF-16-0803
                                                                2003-056